PACIFIC
                                    AMERICAN
                                     INCOME
                                  SHARES, INC.
                                     ANNUAL
                                     REPORT
                                      1998



THE BOARD OF DIRECTORS

WILLIAM G. McGAGH*, Chairman
RONALD J. ARNAULT+
JOHN E.BRYSON*
Anita L. DeFrantz+
RICHARD C. GILMAN+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

OFFICERS

W. CURTIS LIVINGSTON
President
KENT S. ENGEL
Vice President
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
S. KENNETH LEECH
Vice President
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer

INVESTMENT ADVISER

Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT

Boston EquiServe
P.O. Box 8200
Boston, Massachusetts 02266-8200
*Member of Executive Committee
+Member of Audit Committee

                                     PACIFIC
                                    AMERICAN
                                     INCOME
                                  SHARES, INC.
                                  P.O. BOX 983
                                    PASADENA
                                CALIFORNIA 91105

                         PACAM-AR-98

Dear Shareholders:


Market Review and Performance

     Fixed-income markets throughout the world were roiled in the second half of 1998 by both the devaluation of the Russian ruble and Russia's decision to default on some of its loan obligations. Leveraged hedge funds were severely impacted, and their unwinding operations magnified a severe shortage of liquidity and flight to quality. By the time the dust had settled, U.S. Treasury bond prices had moved up sharply, but most other bond prices were lower, and emerging market debt prices were significantly so, marking one of the sharpest and most dramatic divergences in performance in the history of the bond markets. Following the Federal Reserve's move to ease monetary policy three times in quick succession, some calm was restored to the markets by year-end, particularly in the corporate and emerging market sectors. Overall, long-term Treasury yields fell about one-half of one percent for the period, with shorter-term yields falling almost one percent, thus continuing the rally that began in the first half of the year. In the background, the U.S. economy remained remarkably healthy despite the ongoing global turmoil, and inflation remained low and stable.

     Consistent with the difficult market for non-Treasury securities, the bulk of the portfolio's holdings experienced either flat or lower prices. This explains in large part why Pacific American's (PAI) share price eased slightly from $16.125 at the end of June to close the year at $15.75. The emerging market sector, where we earlier had established an exposure at what we thought were extremely attractive levels, experienced the greatest degree of price erosion. The overall impact on the portfolio was mitigated, however, because we have taken steps to ensure that exposure is limited to liquid and shorter-dated issues, and that it is diversified among major countries to minimize systemic risk should contagion effects persist.

     The Fund generated a total return (price gains/losses plus interest income, net of expenses) of 2.18% for the second half of the year. This is comparable with the total return of 2.29% for the Lipper Analytical Services group of competitive closed-end investment grade bond funds, though less so with the 4.57% total return for the broad investment grade bond market (as measured by the Salomon Brothers Broad Investment Grade Index) which contains a dominant weighting to better-performing Treasury securities. Its long-term competitive record remains excellent; however, for periods ending December 31, 1998, PAI ranked first (of 16 funds) for the past five years and first (of 15 funds) for the past ten years in the Lipper Analytical Services group of competitive closed-end investment grade bond funds.

Economic Outlook and Portfolio Strategy

      Following numerous moves by the world's central banks to reduce interest rates in the past several months, a key question today is whether monetary policy has eased sufficiently to ensure trouble-free economic growth going forward. The willingness of central banks to relax monetary policy in the face of serious threats to global financial stability is encouraging, and has clearly reduced the risk of a serious financial meltdown, deflation or recession. However, in our view the moves to date do not appear to have eliminated extant deflationary risks, and they do not rule out the risk of a slowdown in the U.S. economy.

     Whether this slowdown is mild or recessionary is the critical question, as is the degree to which deflation persists. If accompanied by Fed ease, mild deflation and a mild slowdown likely would be fertile ground for all financial assets. If the Fed is slow to ease, however, a more pronounced deflation or recession is not out of the question. Since either scenario would imply lower yields, with short-term rates likely leading the way, we will continue to emphasize longer maturity bonds in order to lock in their attractive yields.

     Although the corporate bond market has largely discounted the possibility of a recession in 1999, the reality of one would likely cause some further erosion in corporate bond prices even as Treasury bond prices rose. Though we are cognizant of these risks, we think the inherent dynamism of the U.S. economy and the Fed's willingness and ability to ease policy make a doomsday scenario unlikely. Consequently, we continue to place primary emphasis on corporate bonds and are selectively adding to our overall position, particularly in shorter maturity below investment grade issues in light of their historically attractive yield premiums.

     In the emerging market area, where extraordinarily high yields appear to more than compensate for risk given the impressive structural reforms that many countries have undertaken, our caution continues to take the form of an emphasis on shorter maturities diversified among major sovereign issuers to minimize systemic risk. Finally, mortgage-backed securities are still attractive since they offer the combination of relatively high current yield and very high quality. They also provide an attractive hedge in the event that inflation picks up unexpectedly, since their effective yields would then rise.

Year 2000

     During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Fund's Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Fund is committed to taking those steps necessary to protect Fund investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and record keeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Fund is taking steps to ensure that all of its systems will function properly before, during, and after the Year 2000, the Fund could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Fund's operations will continue without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.


Dividend Policy

     Our long-term investment program has always sought to balance the twin objectives of high current income and underlying share value. Over the last few years, this program has been unusually successful with results that include a rising market price for our shares, extra capital gains distributions and the elimination of PAI's historical share price discount. Most notable has been the stability of our dividend, which has remained the same in each of the last three years despite large drops in the level of interest rates generally. U.S. Treasury yields, for example, are down more than 25% in the last two years alone.

     Each January, we set the coming year's dividend rate based on our projection for future portfolio earnings. For 1999, the reality of lower rates will finally have an impact larger than can be completely offset by our investment strategies and the dividend rate will be lowered somewhat from its recent annual level of $1.18 to $1.10.

     As always, we remain dedicated to delivering the highest level of value for our shareholders. Please let us know if we can answer any questions for you.

     Sincerely,


/s/ W. Curtis Livingston
W. Curtis Livingston
President

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statistical Highlights      (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                  December 31,
                                                  ------------

                                             1998              1997
                                             ----              ----

Net Asset Value                            $146,103          $150,139
    Per Share                                $15.56             $16.11
Net Investment Income                        $9,667           $10,626
    Per Share                                  $1.04             $1.14
Dividends Paid                              $11,012           $10,997
    Per Share                                  $1.18             $1.18
Capital Gains Paid                           $3,273             $3,541
    Per Share                                   $.35              $.38


--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------

      Pacific American Income Shares, Inc. is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to shareholders. A Divident Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------

     The Company's fundamental investment policies provide that its portfolio be invested as follows:

[ ] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[ ] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[ ]  Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     Pacific American Income Shares Inc. ("PAI" or the "Company") and State Street Bank and Trust Company ("State Street" or the "Agent"), as the Transfer Agent and Register of the Company, offer two convenient ways to add shares of the Company to your account. First, PAI offers to all stockholders a Dividend Reinvestment Plan ("Plan"). Under the Plan, cash distributions (e.g., dividends and capital gains) are automatically invested in shares of PAI unless the stockholder elects otherwise. Second, the Company offers to registered stockholders (those who own shares in their own name on the Company's records) the option to purchase additional whole and partial shares of PAI - the Optional Cash Investment Service ("Optional Cash Investment Service").

     As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of PAI, if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------


to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value ("NAV") per share on such date or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the NAV, the Agent will, as agent for the participants, buy shares of PAI stock through a broker on the open market. All shares of Common Stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of State Street. Full and fractional shares will be voted by State Street in accordance with your instructions.

Optional Cash Investment Service


     Under the Optional Cash Investment Service (offered to registered stockholders only), funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of PAI stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account with respect to a particular dividend or other distribution shall be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

     Beneficial stockholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option because there is no way to make payments through a broker, bank or nominee. A beneficial stockholder may, however, have their shares taken out of "street name" and re-register such shares in their own name, becoming a registered stockholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information regarding the Plan and the Optional Cash Investment
Service


     PAI will pay all costs applicable to the Plan and Optional Cash Investment Service, with noted exceptions. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service, will be charged to participants. In the event PAI determines to no longer pay such costs, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

     All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to stockholders that the Board of Directors may declare.

     You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------

his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant's account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

     Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year-end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

     Inquiries regarding the Plan and the Optional Cash Investment Service, as well as notices of termination, should be directed to State Street Bank and Trust Company, c/o Boston EquiServe, P.O. Box 8200, Boston, MA 02266-8200 - Investor Relations telephone number (800) 426-5523.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Portfolio Diversification                                      December 31, 1998
--------------------------------------------------------------------------------


                                   BY RATING*
                                (At Market Value)

(Pie chart appears here. See the table below for plot points.)

AAA                     51.5%
AA                       1.3%
A                        7.7%
BBB                     19.5%
BB                      11.6%
Short-Term Securities    4.7%
Not Rated                3.7%


                                  BY INDUSTRY*
                               (At Market Value)

 3.9%     MORTGAGE-BACKED
 4.7%     SHORT-TERM SECURITIES
 4.9%     ASSET-BACKED SECURITIES
 5.3%     FINANCIAL AND LEASING
 9.1%     UTILITIES - GAS AND ELECTRIC
14.0%     FOREIGN AND INTERNATIONAL
15.7%     INDUSTRIALS AND MISCELLANEOUS
17.3%     U.S. GOVERNMENT AND AGENCIES
25.1%     U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

                    *EXPRESSED AS A PERCENTAGE OF PORTFOLIO

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------
Schedule of Investments  December 31, 1998                                 (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
-------------------------------------------------------------------------------------------------------------------
Investment Securities -- 111.5%
ASSET-Backed Securities -- 5.7%
Franklin Auto Trust, 5.50%, due 1-15-02                                       $2,800      $2,801
Keystone Owner Trust, 6.62%, due 11-25-08                                        585         585
Sallie Mae, 5.35%, due 4-25-06                                                 4,976       4,915(E)
                                                                                          ========
                                                                                           8,301
                                                                                          ========

Financial and Leasing -- 6.2%
Commercial Mtg. Accep. Corp., 6.53%, due 6-15-07                               3,100       3,204
Dean Witter Discover, 6.75%, due 10-15-13                                      2,700       2,689
IBJ Preferred Cap Co. LLC, 8.79%, due 12-29-49                                 1,610       1,412(D)
J.P. Morgan Capital Trust II, 7.95%, due 2-1-27                                  150         163
SBTreasury Co. LLC, 9.40%, due 12-29-49                                        1,530       1,507(D)
Socgen Real Estate Co. LLC, 7.64%, due 12-29-49                                  150         138(D)
                                                                                          --------
                                                                                           9,113
                                                                                          --------

Foreign and International -- 16.4%
Export-Import Bank Korea, 6.38%, due 2-15-06                                     830         706
Geberit International SA, 10.13%, due 4-15-07                                  2,600        1,771(A)
Hydro Quebec, 8.05%, due 7-7-24                                                1,500       1,800
Manitoba Province Canada, 9.5%, 9-15-18                                          730       1,015
Petroleos Mexicanos, 8.85%, due 9-15-07                                        3,675        3,271(D)
Petroliam Nasional Berhad, 7.13%, due 8-15-05                                    150         117(D)
Petroliam Nasional Berhad, 7.13%, due 10-18-06                                   260         203(D)
Petroliam Nasional Berhad, 7.75%, due 8-15-15                                  1,640       1,148(D)
Petroliam Nasional Berhad, 7.63%, due 10-15-26                                 2,000       1,369(D)
Republic of Argentina, 11%, due 12-4-05                                        1,970       1,972(E)
Republic of Brazil, 6.13%, due 4-15-06                                         3,831       2,467(E)
Republic of Brazil, 8%, due 4-15-14                                            6,794       4,042(E)
Republic of Korea, 8.88%, due 4-15-08                                            490         506
Russian Ministry of Finance, 12.75%, due 6-24-28                               1,190         381(D)
Tata Electric Company, 8.50%, due 8-19-17                                      3,000       2,272(D)
United Mexican States, 11.5%, due 5-15-26                                        250         267

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                      (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
-------------------------------------------------------------------------------------------------------------------
Foreign and International -- CONTINUED
United Mexican States, 11.5%, due 5-15-26                                      $ 550   $     591
Vnesheconombank, 5.97%, due 12-15-15                                             150          10(E)
                                                                                          ========
                                                                                          23,908
                                                                                          ========

Industrials And Miscellaneous -- 18.4%
Auburn Hills Trust, 12%, due 5-1-20                                            2,094       3,450
Burlington Northern Sante Fe, 6.38%, due 12-15-05                                240         247
CSX Corp., 6.25%, due 10-15-08                                                   460         467
Ford Motor Co., 6.63%, due 10-1-28                                               120         123
Ford Motor Co., 7.70%, due 5-15-99                                             1,500       1,730
GMAC Zero Coupon Units, 0%, due 6-15-15                                        4,300       1,400(F)
Loews Corporation, 7.63%, due 6-1-23                                           2,242       2,262
MCI WorldCom Inc., 9.38%, due 1-15-04                                            958         992
News America, Inc., 7.63%, due 11-30-28                                        1,310       1,402(D)
News America, Inc., 6.75%, due 1-9-38                                            930         952(D)
News America Holdings Incorporated, 8.88%, due 4-26-23                         1,325       1,606
Northrop Grumman Corp., 9.38%, due 10-15-24                                    2,000       2,283
Raytheon Co., 6.75%, due 8-15-07                                                 420         445
RJR Nabisco, Inc., 8.75%, due 8-15-05                                            400         404
Rogers Cable System, Ltd., 10%, due 3-15-05                                    1,000       1,120
Seagram, Joseph & Sons, Inc., 6.40%, due 12-15-03                                640         632
Seagram, Joseph & Sons, Inc., 6.80%, due 12-15-08                                450         448
Seagram, Joseph & Sons, Inc., 7.50%, due 12-15-18                              1,270       1,278
Sprint Capital Corp., 6.13%, due 11-15-08                                        530         542
TCI Communications Inc., 6.38%, due 5-1-03                                       930         959
TCI Communications Inc., 8.75%, due 8-1-15                                       160         199
Time Warner, Inc., 9.15%, due 2-1-23                                           3,000       3,963
                                                                                          -------
                                                                                          26,904
                                                                                          -------

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                      (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
-------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 4.6%
Asset Securitization Corp., 7.42%, due 4-14-29                               $ 2,400    $  2,564
Glendale Federal Savings and Loan Assoc., 9.13%, due 1-25-08                      98          98
Nomura Asset Securities Corp., 7.12%, due 4-13-36                              1,170       1,232
Residential Accredit Loans, Inc., 7.25%, due 9-25-27                           1,540       1,574
Resolution Trust Corporation, 9.40%, due 5-25-24                               1,290       1,291
                                                                                          -------
                                                                                           6,759
                                                                                          =======

U.S. GOV'T. AGENCY MORTGAGE-BACKED SECURITIES -- 29.4%
Fannie Mae, 8%, due 4-25-06                                                    1,830       1,891
Fannie Mae, 10.50%, due 7-1-09                                                   148         160
Fannie Mae, 7%, due 1-1-14                                                     1,300       1,328(B)
Fannie Mae, 6%, due 1-1-14                                                     1,300       1,303(B)
Fannie Mae, 6.5%, due 1-1-14                                                   7,400       7,504(B)
Freddie Mac, 10.75%, due 7-1-00                                                   12          13
Freddie Mac, 10.25%, due 5-1-09                                                  203         219
Freddie Mac, 11.88%, due 6-15-13                                                 315         357
Freddie Mac, 5.5%, due 1-1-14                                                  8,700       8,700(B)
Gov't Nat'l Mortgage Assoc., 12.25%, due 3-20-14                                 156         174
Gov't Nat'l Mortgage Assoc., 9%, due 9-15-19                                      96         103
Gov't Nat'l Mortgage Assoc., 7%, due 8-15-25                                     227         233
Gov't Nat'l Mortgage Assoc., 7%, due 11-15-27                                    975         998
Gov't Nat'l Mortgage Assoc., 7%, due 11-15-27                                    962         984
Gov't Nat'l Mortgage Assoc., 7%, due 12-15-27                                    944         966
Gov't Nat'l Mortgage Assoc., 7%, due 12-15-27                                    923         944
Gov't Nat'l Mortgage Assoc., 7%, due 2-15-28                                  14,349      14,681
Gov't Nat'l Mortgage Assoc., 7%, due 6-15-28                                     939         961
Gov't Nat'l Mortgage Assoc., 6.5%, due 8-15-28                                    98          99
Gov't Nat'l Mortgage Assoc., 6%, due 1-1-29                                    1,270       1,259(B)
                                                                                          -------
                                                                                          42,877
                                                                                          -------

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                       (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
-------------------------------------------------------------------------------------------------------------------
U.S. Government and Agencies -- 20.2%
Resolution Funding Corporation, 8.88%, due 4-15-30                            $3,175 $     4,698
U.S. Treasury Bonds, 7.88%, due 2-15-21                                        1,730       2,275
U.S. Treasury Bonds, 6.38%, due 8-15-27                                        6,510       7,482
U.S. Treasury Notes, 5.88%, due 9-30-02                                        1,600       1,663
U.S. Treasury Notes, 5.75%, due 10-31-02                                         520         539
U.S. Treasury Notes, 5.63%, due 12-31-02                                       3,140       3,244
U.S. Treasury Notes, 5.25%, due 8-15-03                                        6,630       6,799
U.S. Treasury Notes, 5.75%, due 8-15-03                                          370         386
U.S. Treasury Notes, 3.38%, due 1-15-07                                          911          880(C)
U.S. Treasury Notes, 5.63%, due 5-15-08                                          150         160
U.S. Treasury Notes, 4.75%, due 11-15-08                                       1,310       1,320
                                                                                         --------
                                                                                          29,447
                                                                                         --------

Utilities - Gas And Electric -- 10.6%
Gulf States Utilities, 8.25%, due 4-1-04                                       3,200       3,551
Niagra Mohawk Power, 7.75%, due 5-15-06                                        1,500       1,647
Niagra Mohawk Power, 8.75%, due 4-1-22                                         2,500       2,726
PNPP II Funding Corp., 9.12%, due 5-30-16                                      2,459       2,909(D)
Sithe/Independence Funding Corporation, 9%, due 12-30-13                       4,000       4,710
                                                                                         --------
                                                                                          15,543
                                                                                         --------
Warrants -- N.M.
Republic of Argentina Global Bonds, Strike price $93.30, exp. 9-19-27          2 wts          62
                                                                                         ========
                                                                                              62
                                                                                         ========
Total Investment Securities                                                              162,914
                                                                                         --------

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                       (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 5.5%
Repurchase Agreement -- 5.5%
Merrill Lynch Securities Corp.
  5.1%, dated 12-31-98, to be repurchased at $7,988 on 1-4-99
(Collateral: $7,905 Fannie Mae Medium-term Notes,
6.56% due 1-28-08, value $8,363)                                              $7,983     $ 7,983
                                                                                        ---------
Total Short-term Securities                                                                7,983
                                                                                        ---------
Total Investments-- 117.0%                                                               170,897
Other Assets Less Liabilities-- (17.0%)                                                  (24,794)
                                                                                        ---------
Net Assets-- 100.0%                                                                     $146,103
                                                                                        =========

(A)   Security is denominated and traded in German Deutschmarks.
(B) When-issued security -- Security issued on a delayed-delivery basis. Final settlement and maturity not yet determined.
(C) United States Treasury Inflation-Indexed Security--U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(D) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 11.7% of net assets.
(E) Variable rate security--The rate shown is the rate as of December 31, 1998.
(F) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
      N.M. Not meaningful

See notes to financial statements.

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1998                    (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investment securities at market value (Cost $159,288)              $162,914
   Short-term securities                                                 7,983
                                                                      --------
         Total investments                                                              $170,897
   Receivable for:
      Sales of investments                                              10,085
      Accrued interest                                                   2,199
                                                                      --------
                                                                                          12,284
   Securities lending collateral                                                          28,093
   Other assets                                                                               15
                                                                                        --------
                                                                                         211,289
LIABILITIES:
   Payable for investments purchased                                    36,948
   Obligation to return securities lending collateral                   28,093
   Accrued expenses                                                        145
                                                                      --------
                                                                                          65,186
                                                                                        --------
NET ASSETS -- equivalent to $15.56 per share on
      9,389 shares of Common Stock outstanding                                          $146,103
                                                                                        ========

SUMMARY OF STOCKHOLDERS' EQUITY:
   Common Stock, par value $.01 per share:authorized
      20,000 shares; issued and outstanding 9,389
      shares                                                             $  94
   Additional paid in capital                                          142,585
   Accumulated net realized loss on investments                           (202)
   Unrealized appreciation of investments and forward
      currency contracts                                                 3,626
                                                                      --------
   Net assets applicable to outstanding Common Stock                                    $146,103
                                                                                        ========

----------
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                   (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                          For the Year Ended
                                                                           December 31, 1998
                                                                           -----------------
INVESTMENT INCOME:
Income:
   Interest                                                                              $10,795

Expenses:
   Advisory fee                                                         $778
   Custodian fee                                                          81
   Directors' fees and expenses                                           68
   Transfer agent and shareholder servicing expense                       66
   Legal and auditing fees                                                54
   Printing, stationery, and reports to shareholders                      49
   Taxes, other than federal income taxes                                 44
   Registration fees                                                      12
   Less fees waived                                                      (24)
                                                                        ----
                                                                                           1,128
                                                                                         -------
         Net investment income                                                             9,667

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments and
   foreign currency contracts                                                              3,310
   Unrealized depreciation of investments and
   foreign currency contracts                                                             (3,823)
                                                                                         -------
         Net realized and unrealized gain (loss) on investments                             (513)
                                                                                         -------
   Change in net assets resulting from operations                                        $ 9,154
                                                                                         =======

----------
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                        (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                               For the Years Ended December 31,
                                                                   1998                 1997
                                                                   ----                 ----
Operations:
   Net investment income                                           $ 9,667            $ 10,626
   Net realized gain (loss) on investments and
      foreign currency contracts                                     3,310               4,002
   Increase (decrease) in unrealized appreciation of
      investments and foreign currency contracts                    (3,823)              3,070
                                                                   -------             -------
   Change in net assets resulting from operations                    9,154              17,698

Distributions to shareholders from:
   Net investment income                                           (11,012)            (10,997)
   Net realized gain on investments                                 (3,273)             (3,541)
                                                                   -------             -------
                                                                   (14,285)            (14,538)
Common stock issued in payment of
   dividends (representing 70 shares)                                1,095                  --
                                                                   -------             -------
      Total increase (decrease)                                     (4,036)              3,160
Net Assets:
   Beginning of year                                               150,139             146,979
                                                                   -------             -------
   End of year                                                    $146,103            $150,139
                                                                  ========            ========

----------
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

     Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                                      For the Years Ended December 31,
                                               ----------------------------------------------
                                               1998           1997           1996           1995         1994
                                               ----           ----           ----           ----         ----
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year            $16.11         $15.77         $16.27         $14.30       $16.25
                                              ------         ------         ------         ------       ------
  Net investment income                         1.04           1.14           1.14           1.18         1.23
  Net realized and unrealized gain
    (loss) on investments                       (.06)           .76           (.16)          1.99        (1.90)
                                              ------         ------         ------         ------       ------
Total from investment operations                 .98           1.90            .98           3.17         (.67)
                                              ------         ------         ------         ------       ------
Distributions paid from:
  Net investment income                        (1.18)         (1.18)         (1.18)         (1.20)       (1.20)
  Net realized gain on investments              (.35)          (.38)          (.30)            --         (.08)
                                              ------         ------         ------         ------       ------
Total distributions                            (1.53)         (1.56)         (1.48)         (1.20)       (1.28)
                                              ------         ------         ------         ------       ------
Net asset value, end of year                  $15.56         $16.11         $15.77         $16.27       $14.30
                                              ======         ======         ======         ======       ======

Market value per share, end of year           $15.75         $16.25        $14.375         $15.25      $13.125
                                              ======         ======        =======         ======      =======

TOTAL RETURN:
Based on market value per share                 6.61%B        24.73%          4.16%         25.92%      (12.75%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .76%A          .71%           .72%           .81%         .76%
Net investment income                           6.54%A         7.11%          7.22%          7.62%        8.20%
SUPPLEMENTAL DATA:
Portfolio turnover rate                          378%A          201%           326%           132%         116%
Net assets at end of year
  (in thousands)                            $146,103       $150,139       $146,979       $151,627     $133,239

See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements                             (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles for investment companies, include the following:

         (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

         (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at December 31, 1998 are reflected in the accompanying Schedule of Investments at their value on December 31, 1998. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price on the last business day of the period. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. Government securities for the year ended December 31, 1998 aggregated $62,209 and $70,566, respectively. Purchases and sales of U.S. Government securities were $512,905 and $489,307, respectively, for the year ended December 31, 1998. As of December 31, 1998, unrealized net appreciation for federal income tax and financial reporting purposes aggregated $3,082 of which $7,699 related to appreciated securities and $4,617 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $159,832 at December 31, 1998.

         (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

         (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)               (Amounts in Thousands)
--------------------------------------------------------------------------------

         (e) Use of estimates -- The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         (f) Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

     The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the year ended December 31, 1998.

     On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Global Management, Limited ("WAGM") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAGM a fee based on the prorata assets of the Company managed by WAGM during the month.

NOTE 3 -- SECURITIES LOANED

     The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At December 31, 1998, the market value of the securities on loan to broker-dealers was $25,466, for which the Company received collateral of $28,093 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)               (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

     At December 31, 1998, there were no open forward currency exchange contracts.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------


To the Shareholders and Directors of
Pacific American Income Shares, Inc.

In our opinion, the accompanying schedule of investments, statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific American Income Shares, Inc. (hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provided a reasonable basis for the opinion expressed above.







PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
February 5, 1999

20